UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2018

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2018, the Compensation Committee and the Board of Directors of Zosano Pharma Corporation (the “Company”) approved bonus payments to each of the Company’s named executive officers in respect of fiscal 2017. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Annual Report on Form 10-K for fiscal 2017, filed with the Securities and Exchange Commission on March 12, 2018 (the “Annual Report”), because the amount of the bonuses had not been determined at the time of filing the Annual Report. In accordance with Item 5.02(f), the table below updates the Bonus and Total columns in the fiscal 2017 summary compensation table for the named executive officers previously set forth in the Annual Report. No other amounts have changed.

SUMMARY COMPENSATION TABLE

	Year	Salary	Bonus (1)	Stock Awards (5)		Fair Value of Option Awards (4)		Other		Total
John P. Walker	2017	141,923	117,000	82,200	(6)	220,710	(7)	76,290	(10)	638,123
President and Chief Executive Officer (2)	2016	—	—	19,999	(8)	26,868	(9)	39,516	(11)	86,383
Georgia Erbez	2017	350,000	103,250	—		—		—		453,250
Chief Business Officer and Chief Financial Officer(3)	2016	110,160	41,300	—		143,161		99,536	(12)	394,157
Donald Kellerman	2017	331,200	85,491	—		—		—		416,691
Vice President Clinical Development and Medical Affairs	2016	297,083	90,000	—		98,742		—		485,825
Konstantinos Alataris	2017	165,998	—	—		—		296,185	(14)	462,183
President and Chief Executive Officer (13)	2016	449,148	191,250	—		385,808		—		1,026,206

(1)	The amounts reported in this column for 2016 represent cash bonuses awarded in respect to 2016 and paid in March 2017 and the amounts reported in this column for 2017 represent cash bonuses awarded in respect to 2017 and expected to be paid in April 2018. 2016 and 2017 bonus amounts were determined pursuant to applicable employment agreements and based on achievement of individual and Company performance goals and other factors deemed relevant by our Compensation Committee and Board of Directors.
(2)	Mr. Walker served as a consultant as Interim Chief Executive Officer from May 9, 2017 until August 9, 2017. On August 9, 2017, he became an employee of the Company, in the role of President and Chief Executive Officer.
(3)	Ms. Erbez joined the Company as Chief Business Officer on September 7, 2016.
(4)	Represents the aggregate grant date fair value of option awards granted in fiscal year 2016 and 2017 and in accordance with ASC718, Compensation-Stock Compensation. (See Note 9 “Stock-Based Compensation” to the consolidated financial statements in the Annual Report)
(5)	Represents the aggregate grant date fair value of stock awards granted in fiscal year 2016 and 2017 and in accordance with ASC718, Compensation-Stock Compensation. (See Note 9 “Stock-Based Compensation” to the consolidated financial statements in the Annual Report)
(6)	Represents restricted shares of the Company’s common stock awarded to Mr. Walker on May 18, 2017 for his services as Interim Chief Executive Officer.
(7)	Represents the fair value of option awards granted for fiscal year 2017 to Mr. Walker for his services as our President and Chief Executive Officer.
(8)	Represented restricted shares of the Company’s common stock awarded to Mr. Walker on May 4, 2016 for his services as a non-employee director.
(9)	Represents the fair value of option awards granted for fiscal year 2016 to Mr. Walker for his services as non-employee director.
(10)	Represents $36,290 in fees paid to Mr. Walker in cash for his services as a non-employee director from January 1, 2017 through May 8, 2017, and $40,000 in consulting fees, respectively.

(11)	Represents fees paid to Mr. Walker in cash for his services as a non-employee director during 2016.
(12)	Represents consulting fees paid.
(13)	Dr. Alataris’ employment with the Company terminated on May 8, 2017. He was succeeded as our President and Chief Executive Officer by Mr. Walker.
(14)	Represents severance and vacation payout.

On April 16, 2018, the Compensation Committee and Board of Directors also approved, subject to stockholder approval of an amendment to the Company’s 2014 Equity and Incentive Plan to increase the number of shares available for issuance under the 2014 Plan by 1,200,000 shares, stock option awards to certain of our named executive officers and employees in recognition of their 2017 performance. With respect to our named executive officers, the Compensation Committee and Board of Directors approved contingent option awards to purchase 300,000 shares to John P. Walker and 100,000 shares to Donald Kellerman. The contingent options have an exercise price of $4.24 per share, will vest in substantially equal monthly installments so that the options will be fully vested on the fourth anniversary of the date of grant. If the amendment to the 2014 Plan is not approved, these contingent options will be cancelled.

On April 16, 2018, in connection with a planned reorganization of internal reporting responsibilities for the business development and human resources groups, Georgia Erbez informed that Company that she will resign for good reason pursuant to the terms of her Employment Letter Agreement with the Company dated as of September 7, 2016 (the “Employment Agreement”) effective on the later to occur of (i) the date that the Company files with the Securities and Exchange Commission a report on Form 10-Q for the first quarter of 2018 and (ii) May 15, 2018. Pursuant to the terms of the Employment Agreement, Ms. Erbez will be entitled to receive the following severance: (i) continuation of her current base salary for a period of six (6) months, (ii) continuation coverage for group medical, dental and vision insurance for a period of six (6) months and (iii) acceleration of vesting of her outstanding equity awards with respect to 25% of the unvested portion of such equity awards at the time of resignation. The Company’s obligation to provide the severance described above is conditioned on Ms. Erbez’s delivery and non-revocation of a general release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO PHARMA CORPORATION

Dated: April 20, 2018	By:	/s/ John P. Walker
Name: John P. Walker
Title: President and Chief Executive Officer